Exhibit 10.26

AMENDMENT TO SUPPORT AGREEMENT

THIS AMENDMENT (this “Amendment”), dated as of September 18, 2013, to the Support Agreement dated as of March 27, 2012, (the “Support Agreement”), is made by and among Genesis Capital Advisors LLC, a Delaware limited liability company (“Genesis Advisors”), Genesis Opportunity Fund, L.P., a Delaware limited partnership (“Genesis Opportunity”), and Genesis Asset Opportunity Fund, L.P., a Delaware limited partnership (“Genesis Asset Opportunity” and together with Genesis Advisors and Genesis Opportunity, the “Stockholder”), and GlobalOptions Group, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Support Agreement.

WHEREAS, the Company and the Stockholder have heretofore executed and entered into the Support Agreement;

WHEREAS, the Company entered into that certain Agreement and Plan of Merger, dated as of July 11, 2013 (the “Merger Agreement”), by and among the Company, GO Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), Walker Digital, LLC, a Delaware limited liability company (“WD”) and Walker Digital Holdings, LLC, a Delaware limited liability company (“WDH”), pursuant to which the Company must amend the Support Agreement for the purpose of terminating the Support Agreement at the Effective Time (as defined in the Merger Agreement);

WHEREAS, the Support Agreement may be modified, amended, altered or supplemented upon the execution and delivery of a written agreement executed by all of the parties thereto in accordance with the provisions of Section 5.9 thereof;

WHEREAS, the Company and the Stockholder desire to amend certain provisions of the Support Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the promises and mutual agreements set forth in the Support Agreement and this Amendment, and for other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to the Support Agreement. A new Section 5.17 is hereby added to the Support Agreement to read in its entirety as follows:

“Section 5.17. Termination. Notwithstanding anything herein to the contrary, effective immediately prior to the Effective Time (as defined in the that certain Agreement and Plan of Merger, dated as of July 11, 2013, by and among the Company, GO Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, Walker Digital, LLC, a Delaware limited liability company and Walker Digital Holdings, LLC, a Delaware limited liability company), but only if the Effective Time shall occur, this Support Agreement shall be terminated and be without further force or effect.

2. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

3. Full Force and Effect. Except as expressly amended hereby, the Support Agreement shall continue in full force and effect in accordance with the provisions thereof.

4. Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile) and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature Page to Follow]

[Signature Page to Amendment to Support Agreement]

IN WITNESS WHEREOF, this Amendment is effective as of the day and year first referenced above.

GLOBALOPTIONS GROUP, INC.

By:	/s/ Harvey W. Schiller
	Name:	Harvey W. Schiller
	Title:	Chairman and CEO

STOCKHOLDER:

GENESIS CAPITAL ADVISORS LLC

By:	/s/ Ethan Benovitz
	Name:	Ethan Benovitz
	Title:	Managing Member

GENESIS OPPORTUNITY FUND, L.P.

By:	/s/ Ethan Benovitz
	Name:	Ethan Benovitz
	Title:	Managing Member of G.P.

GENESIS ASSET OPPORTUNITY FUND, L.P.

By:	/s/ Ethan Benovitz
	Name:	Ethan Benovitz
	Title:	Managing Member of G.P.

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